UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24672	13-3697002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-9333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

Issuance and Sale of Registered Securities and Warrants to purchase Registered Securities

On February 2, 2006, Hollis-Eden Pharmaceuticals, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Rodman & Renshaw, LLC and Canaccord Adams, Inc., as exclusive placement agents (collectively, the “Placement Agents”) relating to the proposed offering of shares of the Company’s common stock and warrants to one or more investors. A copy of the Placement Agency Agreement is filed as Exhibit 1.1 to this Report, and the description of the material terms of the Placement Agency Agreement is qualified in its entirety by reference to such exhibit.

In addition, on February 2, 2006, the Company and investors introduced to the Company by the Placement Agents entered into stock purchase agreements relating to (i) the issuance and sale of up to an aggregate of 4,000,000 shares (the “Offered Shares”) of the Company’s common stock, par value $0.01 per share, (the “Common Stock”), at an offering price of $6.50 per share and (ii) the issuance of four-year warrants to purchase up to an additional 800,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $8.75 per share (the “Warrants”). The Warrants are not exercisable until six months following issuance. A copy of the form of stock purchase agreement is filed as Exhibit 10.48 to this Report. A copy of the form of Warrant issued by the Company is attached hereto as Exhibit 10.49.

The Offered Shares and the Warrant Shares issuable upon exercise of the Warrants are registered under the Securities Act of 1933, as amended (the “Act”), on the Company’s previously filed and effective Registration Statement on Form S-3 (Registration No. 333-126458). The Company filed a base prospectus and a prospectus supplement relating to the issuance and sale of the Offered Shares and the Warrant Shares with the Securities and Exchange Commission on July 8, 2005 and February 2, 2006, respectively.

Press Release

The Company’s press release announcing the offering is filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Legal Opinion

Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the issue and sale of the Offered Shares and the issuance of the Warrant Shares upon exercise of the Warrants.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Exhibits.

(c) Exhibits.

1.1	Placement Agency Agreement, dated February 1, 2006.

5.1	Opinion of Cooley Godward LLP.

10.48	Form of Stock Purchase Agreement.

10.49	Form of Common Stock Purchase Warrant to be issued by the Company.

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated February 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated February 2, 2006

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Its:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated February 1, 2006.

5.1	Opinion of Cooley Godward LLP.

10.48	Form of Stock Purchase Agreement.

10.49	Form of Common Stock Purchase Warrant to be issued by the Company.

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated February 2, 2006.